Exhibit 99.1

Rocket Lab Hosts Investor Day and Neutron Development Update

The event showcased Neutron launch vehicle development progress, outlined the path to target margin model for Electron and Space Systems, and provided product roadmap for future space systems capabilities

New York, 21 September, 2022 – Rocket Lab USA, Inc (Nasdaq: RKLB), a leading launch and space systems company, today hosted an Investor Day and Neutron Development Update at the Intrepid Air, Sea and Space Museum in New York City and streamed the event live on YouTube.

Rocket Lab Founder and Chief Executive Officer Peter Beck, joined by members of the Company’s executive leadership team, provided a series of presentations including an update on the progress of the Neutron launch vehicle development. The event also outlined the path to the Company’s target margin model for Electron and space systems, while also providing a product roadmap for future space systems capabilities.

A replay of the event webcast is available at: www.rocketlabusa.com/investorday

Key highlights from the event include:

Neutron Development Update:

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NASA’s Stennis Space Center in Mississippi was announced as the engine test facility for Rocket Lab’s reusable Archimedes rocket engine which will power the Neutron launch vehicle. Full details about the Archimedes Test Complex announcement can be found here: www.businesswire.com/news/home/20220921005428/en/Rocket-Lab-Selects-NASA-Stennis-Space-Center-for-Neutron-Engine-Test-Facility

•	Neutron hardware was revealed for the first time, including a full-scale section of carbon fiber tank structure and a full-scale Archimedes engine model.

•	For the first time details and images of Neutron’s potential crew capsule design were revealed, providing an exclusive look at how Neutron could enable human spaceflight in the future.

•	Updates on the development of the Neutron production complex and launch site located in Virginia.

Electron Program:

•	Highlighted Electron’s position as the leading dedicated small satellite launcher with 30 missions now complete, including nine successful launches since the Company’s de-SPAC in August 2021.

•

Revealed that an Electron rocket is en-route to Launch Complex 2 in preparation for the Company’s inaugural launch from U.S. soil, a dedicated mission for radio frequency geospatial analytics constellation operator HawkEye 360. The mission is scheduled to launch in December and is the first in a three-launch deal that will see Rocket Lab deliver 15 satellites to orbit across three Electron missions for HawkEye 360 between late 2022 and 2024.

•

Announced a new contract with a confidential commercial customer for a dedicated mission on Electron from Launch Complex 2 in Virginia in Q1 2023. The mission is scheduled to launch only weeks after the site’s inaugural launch, bringing small launch rapid response capability to the Eastern Shore.

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Shared details of Rocket Lab’s progress to make Electron the world’s first reusable orbital small rocket and confirmed the Company’s next recovery mission will include an attempt to return the rocket to land after it is captured with a helicopter.

Space Systems:

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Revealed the product roadmap for future space systems capabilities that will enable Rocket Lab to tap into total addressable market opportunity through the Company’s vertical integration and mass production scalability.

•

Shared progress on the development of space systems infrastructure, including a new 10,000 sq. ft. state-of-the-art satellite cleanroom and processing facility to scale production capacity for future growth.

•

Detailed a selection of the 220+ missions in development that are supported by Rocket Lab space systems, including interplanetary missions to Mars and Venus, a multi-spacecraft contract for Varda, and other missions for commercial, civil, and defense satellite customers.

ENDS

+ Images & Video Content

https://flic.kr/s/aHBqjzPrHL

+ Rocket Lab Media Contact

Morgan Bailey

media@rocketlabusa.com

+ About Rocket Lab

Rocket Lab (Nasdaq: RKLB) is a global leader in space, delivering proven and reliable space services spanning launch, spacecraft manufacture, satellite subsystems, flight software, and on-orbit operations. Since 2018, the company’s Electron rocket has delivered proven and reliable launch for civil, national security, defense, and commercial customers, deploying more than 150 satellites to orbit. Building on the achievements of Electron, Rocket Lab is developing a next generation large reusable launch vehicle, Neutron, designed for constellation deployment, cargo resupply, interplanetary missions. Rocket Lab also develops mission-ready spacecraft and satellite subsystems. More than 1,700 spacecraft on orbit feature Rocket Lab technology including space solar power, radios, separation systems, propulsion, flight software, star trackers, and reaction wheels. Headquartered in Long Beach, California, Rocket Lab operates three launch pads at two launch sites across New Zealand and Virginia, and has operations in Virginia, Colorado, Maryland, New Mexico, and Toronto. Visit www.rocketlabusa.com.

+ FORWARD LOOKING STATEMENTS

This press release may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, contained in this press release, including statements regarding our strategy, future operations, future financial position, projected costs, prospects, plans and objectives of management, including without limitation Q1 2022 guidance, are forward-looking statements. Words such as, but not limited to, “anticipate,” “aim,” “believe,” “contemplate,” “continue,” “could,” “design,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “seek,” “should,” “suggest,” “strategy,” “target,” “will,” “would,” and similar expressions or phrases, or the negative of those expressions or phrases, are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are based on Rocket Lab’s current expectations and beliefs concerning future developments and their potential effects. These forward-looking statements involve a number of risks, uncertainties (many of which are beyond Rocket Lab’s control), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including risks related to the global COVID-19 pandemic; risks related to government restrictions and lock-downs in New Zealand and other countries in which we operate that could delay or suspend our operations; delays and disruptions in expansion efforts; our dependence on a limited number of customers; the harsh and unpredictable environment of space in which our products operate which could adversely affect our launch vehicle and spacecraft; increased congestion from the proliferation of low Earth orbit constellations which could materially increase the risk of potential collision with space debris or another spacecraft and limit or impair our launch flexibility and/or access to our own orbital slots; increased competition in our industry due in part to rapid technological development and decreasing costs; technological change in our industry which we may not be able to keep up with or which may render our services uncompetitive; average selling price trends; failure of our launch vehicles, spacecraft and components to operate as intended either due to our error in design in production or through no fault of our own; launch schedule disruptions; supply chain disruptions, product delays or failures; design and engineering flaws; launch failures; natural disasters and epidemics or pandemics; changes in governmental regulations including with respect to trade and export restrictions, or in the status of our regulatory approvals or applications; or other events that force us to cancel or reschedule launches, including customer contractual rescheduling and termination rights; risks that acquisitions may not be completed on the anticipated time frame or at all or do not achieve the anticipated benefits and results; and the other risks detailed from time to time in Rocket Lab’s filings with the Securities and Exchange Commission (the “SEC”), including under the heading “Risk Factors” in Rocket Lab’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 24, 2022, and elsewhere (including that the impact of the COVID-19 pandemic may also exacerbate the risks discussed therein). There can be no assurance that the future developments affecting Rocket Lab will be those that we have anticipated. You should read this press release with the understanding that our actual results may be materially different from the plans, intentions and expectations disclosed in the forward looking statements we make. All forward looking statements are qualified in their entirety by this cautionary statement. Except as required by law, Rocket Lab is not undertaking any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.